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                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                  ----------------------------------
                               Form 8-K
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                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): August 26, 2006

                        GIANT INDUSTRIES, INC.
      (Exact name of registrant as specified in its charter)


         Delaware                 1-10398             86-0642718
(State of jurisdiction of    (Commission File)      (IRS Employer
      incorporation)              Number)         Identification No.


     23733 North Scottsdale Road
          Scottsdale, Arizona                         85255
(Address of principal executive offices)            (Zip Code)


                            (480) 585-8888
           Registrant's telephone number, including area code


                             Not Applicable
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. to Form 8-K):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
Item 1.01.  Entry into a Material Definitive Agreement

     Merger Agreement

     On August 26, 2006, Giant Industries, Inc., a Delaware corporation ("Giant"), Western Refining, Inc., a Delaware corporation ("Western"), and New Acquisition Corporation, a Delaware corporation ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Merger Sub will be merged into Giant, with Giant continuing after the merger as the surviving corporation and a wholly-owned, direct subsidiary of Western (the "Merger"). At the effective time of the Merger (the "Effective Time"), each issued and outstanding share of common stock, par value $0.01 per share, of Giant, other than shares owned by any stockholders who are entitled to and properly exercise dissenters' rights under Delaware law, will be cancelled and converted automatically into the right to receive $83.00, without interest, in cash. In addition, all outstanding Giant stock options will be cashed out for the excess of $83.00 over the exercise price of the applicable option.

     The Merger Agreement has been approved by the Boards of Directors of Giant and Western. The Merger is subject to customary conditions, including compliance with the pre-merger notification requirements of the Hart-Scott-Rodino Act and approval by Giant's stockholders. It is also a condition to Western's obligation to complete the Merger that, if Western so requests, Giant will conduct a tender offer for its 11% Senior Subordinated Notes due 2012 and/or its 8% Senior Subordinated Notes due 2014, and that at least a majority of the aggregate principal amount of such notes are tendered. The Merger Agreement contains customary representations, warranties and covenants with respect to Giant and Western.

     In connection with the Merger, Western has deposited $12,500,000 into an escrow account, which amount will be increased to $25,000,000 if the closing of the Merger has not occurred by November 30, 2006. The deposit will be payable to Giant in the event the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Act has not expired or been terminated prior to March 31, 2007, or if Western breaches its representations, warranties, covenants or agreements contained in the Merger Agreement. The Merger Agreement also contains termination rights in favor of both Giant and Western upon the occurrence of certain events, including the right of either party to terminate the Merger Agreement after March 31, 2007 if the Merger has not been consummated by such date and such failure is not caused by a breach of the Merger Agreement by the terminating party. Giant's or Western's termination of the Merger Agreement under certain circumstances also triggers an obligation that Giant pay Western a termination fee of $37,500,000. The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as
Exhibit 2.1 hereto and is incorporated herein by reference.

     Consulting Agreement

     Concurrently with, and as a Western condition to, the execution of the Merger Agreement, Fred L. Holliger, Giant's Chairman and Chief Executive Officer, entered into a Consulting and Non-competition Agreement with Western, which will take effect at the Effective Time. The Consulting and Non-competition Agreement is filed as Exhibit 10.1 hereto.

     Press Release

     On August 28, 2006, Giant and Western issued a joint press release regarding the Merger. The press release is filed as Exhibit 99.1 hereto.

     Caution Required by Certain Securities and Exchange Commission Rules

     This current report on Form 8-K may be deemed to be soliciting material relating to the proposed Merger transaction between Western and Giant. In connection with the proposed Merger, Giant plans to file a proxy statement with the Securities and Exchange Commission (the "SEC"). Investors and security holders of Giant are advised to read the proxy statement and any other relevant documents filed with the SEC when they become available because those documents will contain important information about the proposed Merger. The final proxy statement will be mailed to stockholders of Giant. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by Giant with the SEC, at the SEC's website at http://www.sec.gov. Copies of the proxy statement, when it becomes available, and Giant's other filings with the SEC also may be obtained free of charge from Giant Industries, Inc., 23733 North Scottsdale Road, Scottsdale, Arizona 85255,
Attention: Investor Relations.

     Giant, Western and their respective directors, executive officers, other members of their management and employees may be deemed, under SEC rules, to be soliciting proxies from Giant's stockholders in favor of the proposed Merger. Information regarding Giant's directors and executive officers is available in Giant's proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on March 1, 2006. Information regarding Western's directors and executive officers is available in Western's proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on April 25, 2006. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

     Forward-Looking Information

     The matters discussed in this current report on Form 8-K that are not historical or current facts may be forward looking information, including whether and when the transactions contemplated by the Merger Agreement may be completed. Such forward looking statements are subject to inherent risks and uncertainties, including the result of the review of the proposed Merger by various regulatory agencies, and any condition imposed in connection with the consummation of the Merger, the approval of the Merger by Giant's stockholders, satisfaction of the other closing conditions described in this report and the Merger Agreement, and other risks and uncertainties described from time to time in Giant's reports filed with the SEC, including its annual report on Form 10-K for the year ended December 31, 2005. This current report on Form 8-K speaks only as of its date, and Giant disclaims any duty to update this information.

Item 9.01.  Financial Statements and Exhibits

     (d)     Exhibits

             2.1 Agreement and Plan of Merger, dated August 26, 2006, among Giant Industries, Inc., Western Refining, Inc. and New Acquisition Corporation.*

             10.1 Consulting and Non-Competition Agreement, dated August 26, 2006, between Fred L. Holliger and Western Refining, Inc.

             99.1 Press Release, dated August 28, 2006, issued by Western Refining, Inc. and Giant Industries, Inc.

*The Disclosure Letter and related schedules have been omitted from this filing, but will be furnished supplementally by Giant to the SEC upon its request.

                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GIANT INDUSTRIES, INC.
                                   (Registrant)


                                   By: /s/ Mark B. Cox
                                      --------------------------------
Date:  August 30, 2006                Mark B Cox
                                      Executive Vice President and
                                      Chief Financial Officer

                             EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
    2.1         Agreement and Plan of Merger, dated August 26, 2006, among
                Giant Industries, Inc., Western Refining, Inc. and New
                Acquisition Corporation.*

   10.1 Consulting and Non-competition Agreement, dated August 26, 2006, between Fred L. Holliger and Western Refining, Inc.

   99.1 Press Release, dated August 28, 2006, issued by Western Refining, Inc. and Giant Industries, Inc.

*The Disclosure Letter and related schedules have been omitted from this filing, but will be furnished supplementally by Giant to the SEC upon its request.